UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 1, 2024 (August 1, 2024)

 SIRIUSPOINT LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1599372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point Building
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value	SPNT	New York Stock Exchange
8.00% Resettable Fixed Rate Preference Shares, Series B, $0.10 par value, $25.00 liquidation preference per share	SPNT PB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition.
On August 1, 2024, SiriusPoint Ltd. issued a press release reporting its financial results for the second quarter ended June 30, 2024 attached hereto as Exhibit 99.1.
The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished pursuant to this Item 2.02. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.
On August 1, 2024, SiriusPoint Ltd. made available to investors its second quarter financial supplement attached hereto as Exhibit 99.2, and slide presentation attached hereto as Exhibit 99.3 by SiriusPoint Ltd. in presentations to investors.
The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 and Exhibit 99.3 attached hereto, are being furnished pursuant to this Item 7.01. This information shall not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01    Other Events.
In July 2024, SiriusPoint’s board of directors (the “Board”) authorized SiriusPoint to repurchase up to an additional $250.0 million of SiriusPoint’s common shares, par value $0.10 per share. Together with amounts remaining available under previously announced share repurchase authorizations, SiriusPoint is authorized to repurchase up to $306.3 million of SiriusPoint’s common shares in the aggregate. The share repurchase program does not have an expiration date.
Under the share repurchase program, SiriusPoint may repurchase its common stock from time to time, in amounts, at prices and at times SiriusPoint deems appropriate in its sole discretion, subject to market conditions and other considerations. The share repurchases may be effected through a variety of methods, which may include open market purchases, privately negotiated transactions, block trades and accelerated share repurchase programs, including in accordance with Rule 10b5-1 and Rule 10b-18 under the Securities Exchange Act of 1934, or any combination of such methods.
On August 1, 2024, SiriusPoint entered into a Confidential Settlement and Mutual Release Agreement (the “Settlement Agreement”), and concurrently therewith, a Share Repurchase Agreement (the “Share Repurchase Agreement” and, collectively with the Settlement Agreement, the “Agreement”), in each case, with CM Bermuda Limited (the “Seller”) and CMIG International Holding Pte. Ltd. (“CMIH”).
The Settlement Agreement provides, among other things, that SiriusPoint will pay the Seller in full satisfaction and discharge of all obligations and any and all other claims of any nature related to SiriusPoint’s Series A preference shares, par value of $0.10 per share (the “Series A Preferred”), held by the Seller and the related Certificate of Designation of Series A Preference Shares of SiriusPoint. The Settlement Agreement contains customary representations, warranties and covenants of the parties. As a result of the transactions contemplated by the Settlement Agreement, all Series A Preferred shares held by the Seller will be cancelled and retired at the closing of the transactions contemplated by the Settlement Agreement.
The Share Repurchase Agreement provides that SiriusPoint will repurchase 9,077,705 common shares of SiriusPoint (the “Sale Shares”) from the Seller (the “Share Repurchase”) for an aggregate consideration of approximately $125.0 million. The Share Repurchase Agreement contains customary representations, warranties and covenants of the parties. The Sale Shares will be cancelled and retired at the closing of the Share Repurchase. The repurchase of common shares from the Seller will be pursuant to the share repurchase program.
SiriusPoint will pay the Seller a total consideration of approximately $261.0 million upon the closing of the transactions contemplated by the Agreement, which is expected to occur in the third quarter of 2024.
The Board approved the Agreement and the transactions contemplated thereby.
For more information on the Seller’s and CMIH’s relationship to SiriusPoint, please refer to SiriusPoint’s Definitive Proxy Statement filed on April 9, 2024.

On August 1, 2024, SiriusPoint issued a press release that included the announcement of the transactions contemplated by the Agreement.
On August 1, 2024, the Audit Committee of the Board of Directors of SiriusPoint Ltd. approved a quarterly cash dividend of $0.50 per share on its 8.00% Resettable Fixed Rate Preference Shares, Series B, $0.10 par value, $25.00 liquidation preference per share payable on August 30, 2024 to Series B shareholders of record as of August 15, 2024. A copy of the press release is attached hereto as Exhibit 99.4.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 1, 2024, announcing the earnings of SiriusPoint Ltd. for the Second Quarter Ended June 30, 2024.
99.2	Second Quarter Ended June 30, 2024 Financial Supplement.
99.3	SiriusPoint Ltd. Presentation to Investors, dated August 1, 2024.
99.4	Press Release dated August 1, 2024, announcing the quarterly dividend on the 8.00% Resettable Fixed Rate Preference Shares, Series B, $0.10 par value.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2024	/s/ Scott Egan
	Name:	Scott Egan
	Title:	Chief Executive Officer